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                                                                  EXHIBIT - 32.1

                                  WESTBRIDGE RESEARCH GROUP

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Westbridge Research Group (the Company) on Form 10-Q for the period ended May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Christine Koenemann, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.


/s/Christine Koenemann
--------------------------------
Christine Koenemann
Principal Executive Officer
Principal Financial Officer
July 15, 2004